Exhibit 99.1

Auditor’s Report

on the financial statements for the period

from 1st January 2014 to 31st December 2014

MICONEX s.r.o.

Auditor:	Moores Rowland CA s.r.o.
Štěpánská 11/538, 120 00 Praha 2
the Czech Republic
Licence No. 388

General information

Company Name:	MICONEX s.r.o.

Registered address:	V Horkách 76, 460 07 Liberec 9

Company identification number:	24 14 05 03

Legal form:	limited liability company

Main activities:	assembly & manufacturing services for capital equipment manufacturers across many industries

Recipient of the report:	Stenen one a.s.
owner and executive of the company

Juves one a.s.
owner and executive of the company

Auditor:	Moores Rowland CA s.r.o.
Štěpánská 11/538, 120 00 Praha 2
registered with the Chamber of Auditors of
the Czech Republic – licence No. 388

Responsible manager:	Pavlína Sedláková
Auditor registered with the Chamber of
Auditors of the Czech Republic, licence No.1864

Date of issue:	March 12, 2015

Independent Auditor´s Report

We have audited the accompanying financial statements in English language of MICONEX s.r.o., which comprise the balance sheet as of 31 December 2014, and the profit and loss statement, statement of changes in equity and statement of cash flows for the year then ended, and a summary of significant accounting policies and other explanatory notes. Information about MICONEX s.r.o. is presented in Chapter 1. of the notes to these financial statements.

Statutory Body’s Responsibility for the Financial Statements

The statutory body of MICONEX s.r.o. is responsible for the preparation of financial statements that give a true and fair view in accordance with Czech accounting regulations and for such internal control as statutory body determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Act on Auditors and International Standards on Auditing and the related application guidelines issued by the Chamber of Auditors of the Czech Republic. Those laws and regulations require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation of the financial statements that give a true and fair view in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements give a true and fair view of the financial position of MICONEX s.r.o. as of 31 December 2014, and of its financial performance and its cash flows for the year then ended in accordance with the Czech accounting regulations.

Praha, March 12, 2015

On behalf of Moores Rowland CA s.r.o.

/s/ Pavlína Sedláková
Pavlína Sedláková
auditor and partner

Balance Sheet as of 31.12.2014

MICONEX s.r.o.

Liberec, V Horkách 76, PSC 46007

ID 241 40 503
registered with the Commercial Register maintained by the Regional Court in Ûstí nad Labem, Section C, file 30864

			In thousands of CZK
		Current period (balances as of 31.12.2014)			Previous period as of
		Gross	Adjustments	Net	31.12.2013
Total Assets		313 407	29 813	283 594	229 692
B.	Fixed assets	75 555	26 382	49 173	28 003
B.I.	Intangible assets	5 514	3 578	1 936	1 644
B.I.3	Software	5 514	3 578	1 936	1 266
B.I.7	Intangible assets in the course of development	-	-	-	378
B.II.	Tangible fixed assets	48 816	22 804	26 012	26 134
B.II.1	Land	-	-	-	-
B.II.2	Buildings	-	-	-	-
B.II.3	Equipment and vehicles	28 885	18 929	9 956	8 750
B.II.7	Tangible fixed assets under construction	-	-	-	-
B.II.9	Measurement difference to acquired assets	19 931	3 875	16 056	17 384
B.III.	Long-term financial assets	21 225	-	21 225	225
B.III.1	Shares subsidiaries	21 225	-	21 225	225
C.	Current assets	221 852	3 431	218 421	201 222
C.I.	Inventories	127 886	1 530	126 356	96 230
C.l.1	Raw materials	87 578	1 530	86 048	66 462
C.l.2	Work In progress	40 308	-	40 308	29 768
C.II.	Long-term receivables	1 859	-	1 859	25 698
C.II.2	Receivables from controlled or controlling entity	-	-	-	21 001
C.ll.7	Other receivables	1 104	-	1 104	855
C.ll.8	Deferred tax assets	755	-	755	3 842
C.Ill.	Short-term receivables	89 993	1 901	88 092	75 563
C.lll.1	Trade receivables	80 620	1 901	78 719	66 900
C.lll.6	Tax receivables	4 424	-	4 424	7 110
C.lll.7	Short-term advances given	2 086	-	2 086	691
C.lll.8	Estimates	-	-	-	279
C.lll.9	Other accounts receivable	2 863	-	2 863	583
C.IV.	Cash and cash equivalents	2 114	-	2 114	3 731
C.IV.1	Cash In hand	145	-	145	137
C.IV.2	Bank balances	1 969	-	1 969	3 594
D.	Accruals	16 000	-	16 000	467
D.I.	Deferred items	16 000	-	16 000	467
D.I.1	Prepaid expenses	590	-	590	360
D.I.3	Deferred income	15 410	-	15 410	107
Total Equity and Liabilities		-	-	283 594	229 692
A.	Owner’s Equity	-	-	58 173	-4 907
A.I.	Registered capital	-	-	200	200
A.I.1	Registered capital	-	-	200	200
A.III.	Statutory funds	-	-	10	10
A.III.1	Reserve fund	-	-	10	10
A.IV.	Retained earnings	-	-	-5 117	16 156
A.IV.1	Retained earnings from previous periods	-	-	16 156	16 156
A.IV.2	Accumulated losses from previous periods	-	-	-21 273	-
A.V.1.	Profit/Loss for the current period (+/-)	-	-	63 080	-21 273
B.	Liabilities	-	-	225 190	234 444
B.I.	Provisions	-	-	13 566	1 607
B.I.3	Provision for current corporate income tax	-	-	11 305	-
B.I.4	Other provisions	-	-	2 261	1 607
B.II.	Long-term payables	-	-	80	175
B.II.9	Other payables	-	-	80	175
B.III.	Short-term payables	-	-	85 265	112 928
B.III.1	Trade payables	-	-	62 562	52 925
B.III.2	Payables to controlling or controlled entity	-	-	268	-
B.III.4	Payables to owners	-	-	9 680	12 000
B.III.5	Payables to employees	-	-	4 806	6 997
B.III.6	Social security and health insurance payables	-	-	2 774	2 796
B.III.7	Taxes and government payables	-	-	667	1 542
B.III.10	Estimates	-	-	1 405	1 256
B.III.11	Other payables	-	-	3 103	35 412
B.IV.	Bank loans and borrowings	-	-	126 279	119 734
B.IV.1	Long-term bank loans	-	-	17 981	19 942
B.IV.2	Short-term bank loans	-	-	108 298	99 792
C.	Accruals	-	-	231	155
C.I.	Deferred items	-	-	231	155
C.I.1	Accrued expenditures	-	-	231	155

Profit and Loss Statement for the period from 1.1.2014 to 31.12.2014

MICONEX s.r.o.

Liberec, V Horkách 76, PSC 46007

ID 241 40 503
registered with the Commercial Register maintained by the Regional Court in Ûstí nad Labem, Section C, file 30864

In thousands of CZK

		Period from 1.1.2014 to 31.12.2014	Period from 1.1.2013 to 31.12.2013
II.	Production revenue	733 703	791 393
	II.1 Sales of own products and services	723 162	796 975
	II.2 Change in own produced inventories	10 541	-5 582
B.	Production costs	531 689	592 864
	B.1 Raw materials and energy consumption	458 557	498 263
	B.2 Services	73 132	94 601
+	Added value	202 014	198 529
C.	Personnel expenses	122 914	123 781
	C.1 Salaries and wages	69 519	87 738
	C.2 Remuneration of executives	27 721	12 312
	C.3 Social security and health insurance	23 427	22 056
	C.4 Other personnel expenses	2 247	1 675
D.	Taxes and fees	893	108
E.	Depreciation and amortisation	6 079	6 420
Ill.	Sales of fixed assets and raw materials	26 252	56 630
	III.1 Sales of fixed assets	856	21 000
	III.2 Sales of raw materials	25 396	35 630
F.	Net book value of fixed assets and raw materials sold	24 791	103 505
	F.1 Net book value of fixed assets sold	729	68 432
	F.2 Cost of raw materials sold	24 062	35 073
G.	Change in operating provisions and adjustments and complex deferred expenses	2 555	3 140
IV.	Other operating revenue	1 361	1 174
H.	Other operating expenses	1 711	1 284
*	Profit/Loss from operating activities	70 684	18 095
IX.	Gains on revaluation of securities and derivatives	32 408	-
L.	Expenses arisen on revaluation of securities and derivatives	-	35 232
X.	Interest income	3	82
N.	Interest expense	2 310	2 826
XI.	Other financial gains	22 903	26 168
O.	Other financial expense	43 934	31 039
*	Profit/Loss from financial operations	9 070	-42 847

Q.	Corporate Income tax on operations	16 674	-3 479
Q.1	due	13 587	28
Q.2	deferred	3 087	-3507
**	Profit/loss for the period from ordinary activities	63 080	-21 273
***	Profit/Loss for the period	63 080	-21 273
****	Profit/Loss for the period before taxation	79 754	-24 752

Statement of cash flows for the period from 1.1.2014 to 31.12.2014

MICONEX s.r.o.

Liberec, V Horkách 76, PSC 46007

ID 24 140 503
registered with the Commercial Register maintained by the Regional Court in Ústí nad Labem, Section C, file 30864

In thousands of CZK

	Period from 1.1.2014 to 31.12.2014	Period from 1.1.2013 to 31.12.2013
Cash flows from operating activities:
Net income	63 080	-21 273
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7 407	7 749
Change in adjustments for bad debts	574	1 062
Change in fair value of derivatives and effect of FX rates on cash	-32 424	35 242
Gain on sale of fixed assets	-127	47 432

Changes in assets and liabilities:
Accounts receivable	-5 576	-39 687
Inventory	-30 502	-14 104
Prepaids and other	-1 625	-379
Deferred income taxes	3 087	-3 507
Accounts payable	-4 932	2 738
Income taxes payable	11 305	-4 537
Change in provisions and other liabilities	654	749

Net cash provided by operating activities	10 921	11 485

Cash flows from investing activities:
Acquisition of Marchi
Purchases of equipment and leasehold improvements	-28 955	-15 671
Proceeds from the sale of fixed assets	21 856	-

Net cash used in investing activities	-7 099	-15 671

Cash flows from financing activities:
Proceeds from term debt and revolving credit facility	19 629	21 864
Principal payments on term debt and revolving credit facility	-25 084	-17 997

Net cash provided in financing activities	-5 455	3 867

Net increase (decrease) in cash	-1 633	-319

Cash and cash equivalents at beginning of period	3 731	4 060
Effect of foreign exchange rates on cash and cash equivalents	16	-10
Cash and cash equivalents at end of period	2 114	3 731

Supplemental items:
Cash paid during the period:
Income taxes paid	-2 282	-6 847
Income tax refunds	2 282	-
Interest	-2 310	2 874

Statement of changes in equity for the period from 1.1.2014 to 31.12.2014

MICONEX s.r.o.

Liberec, V Horkách 76, PSC 46007

ID 241 40 503

registered with the Commercial Register maintained by the Regional Court in Ústí nad Labem, Section C, file 30864

In thousands of CZK

	Share capital	Statutory reserve	Retained earnings	Total equity
Opening balance as of 1st January 2013	200	-	16 166	16 166
Transfer into the statutory reserve fund	-	10	-10	-
Profit for the period	-	-	-21 273	-21273
Balance as of 31st December 2013	200	10	-5 117	-4 907
Opening balance as of 1st January 2014	200	10	-5 117	-4 907
Profit for the period	-	-	63 080	63 080
Balance as of 31st December 2014	200	10	57 963	58 173

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

Notes to 2014 audited financial statements

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

1.	Description and principal activities

MICONEX s.r.o. (“the Company") was registered on 22 July 2011 in the Trade Register. The main manufacturing program is a production of chemical modules for semi-conductor industry.

The owner of the Company as of 31 December 2014:

Juves one a.s. contribution into registered capital CZK 100,000 share 50% entered on 26.5.2014
Stenen one a.s. contribution into registered capital CZK 100,000 share 50% entered on 26.5.2014

Registered seat:

MICONEX s.r.o.

V Horkách 76

460 07 Liberec 9

Czech Republic

Identification number:

24 14 05 03

Statutory representatives as of 31 December 2014:

Juves one a.s.- statutory representative	entered on 27.8.2014
Stenen one a.s - statutory representative	entered on 27.8.2014
FiveProM a.s. - statutory representative	entered on 27.8.2014

CEO’s decisions are regulated by statutory representatives.

CEO manages 2 divisions and 6 departments.

2.	Significant accounting policies applied by the Company

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

(a)	Tangible and intangible fixed assets

Tangible and intangible fixed assets are initially measured at their purchase price. Tangible fixed assets purchased for less than TCZK 2 and intangible fixed assets purchased for less than TCZK 2 are not disclosed in the balance sheet and are treated directly within expenses in the year when they are acquired.

Depreciation is provided using the following methods and over the periods stated:

Asset	Method	Period
Building	Straight-line	30 years
Machines and equipment	Straight-line	4 - 20 years
Cars	Straight-line	4 years
Software	Straight-line	2 - 4 years

(b)	Long-term investments

Long-term investments comprise investments in group undertakings and in associated companies and are initially accounted for at cost, which includes costs directly incurred in connection with the acquisition, such as fees and commissions paid to brokers, advisors and stock exchanges.

(c)	Inventories

Raw materials inventory is recognized at cost. Cost includes the purchase price of the inventory and related customs duties and in-transit storage and freight costs incurred to deliver the inventory to the manufacturing facility. The cost is determined using the first-in, first-out method.

Work in progress and finished goods inventories are recognized at cost, which includes the cost of direct materials, direct labor and an allocation of the manufacturing overhead proportionate to the stage of completion of the inventory. The cost of work-in-progress and finished products is determined using first-in, first-out method.

(d)	Adjustment and provisions

Accounts receivable

The Company calculates adjustments for bad debts based on an analysis of the credibility of customers and ageing structure of receivables.

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

Inventories

Company recognizes provisions for non-moving inventory based on individual analysis of potential utilization of such inventory and according to ageing structure. The value of inventory without movement for the period longer than 2 years is decreased by 100% adjustment.

Provisions

A provision for untaken holiday is created as at the balance sheet date based on an analysis of untaken holiday in 2014 and average payroll expenses including social security and health insurance expenses per employee.

An income tax provision is necessary as the financial statements are prepared before the current year tax liability is exactly determined. In the subsequent accounting period the Company releases this provision and recognizes the actual tax liability determined.

Provision for risks and guarantees is based on value of delivered products which are still under guarantee period, according to contracted guarantee period and also warranty expenses incurred in current period are considered.

(e)	Foreign currency translation

At the beginning of each month, the Company determines the fixed rate for foreign currency transactions based on the Czech National Bank official FX rate effective on the last working day of the previous month to be applied to transactions occurred during current month.

At the balance sheet date, foreign currency monetary assets and liabilities are translated at the Czech National Bank official foreign exchange rates effective for that date. Unrealized foreign exchange gains and losses are recognized in the profit and loss account.

(f)	Derivatives

Trading derivatives

Financial derivatives held for trading are carried at fair value and gains (losses) from changes in the fair value are recognized in the profit and loss account.

(g)	Taxation

Corporate income tax on the profit for the year comprises current income tax and the change in deferred tax.

Current income tax comprises tax payable estimate calculated on the basis of the expected taxable income for the year, using the tax rate valid as at the balance sheet date and any adjustment to the tax payable for previous years.

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

Deferred tax is calculated on all temporary differences between the carrying amounts of assets and liabilities and their tax value including other temporary differences (tax loss brought forward) multiplied by the income tax rate prescribed by the Income Tax Act for the next period.

A deferred tax asset is recognized only to the extent that it is probable that future taxable profits will be available against which this asset can be utilized.

3.	Fixed assets

a. Intangible fixed assets

	Software	Assets under construction	Total
Acquisition cost
Balance at 1.1.2014	4 700	378	5 078
Additions	1 570	-	1 570
Disposals	-756	-378	-1 134
Balance at 31.12.2014	5 514	-	5 514
Accumulated depreciation
Balance at 1.1.2014	-3 434	-	-3 434
Depreciation	-900	-	-900
Accumulated depreciation of disposed assets	756	-	756
Balance at 31.12.2014	-3 578	-	-3 578
Net book value 1.1.2014	1 266	378	1 644
Net book value 31.12.2014	1 936	-	1 936

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

b.	Tangible fixed assets

	Lands	Buildings	Machines and equipment	Assets under constr.	Measurement difference to acquired assets	Total
Acquisition cost
Balance at 1.1.2014	-	-	23 991	-	19 931	43 922
Additions		-	7 113	-	-	7 113
Disposals	-	-	-2 219	-	-	-2 219
Balance at 31.12.2014	-	-	28 885	-	19 931	48 816
Accumulated depreciation
Balance at 1.1.2014	-	-	-15 241	-	-2 547	-17 788
Depreciation	-	-	-5 178	-	-1 328	-6 506
Accumulated depreciation of disposed assets	-	-	1 490	-	-	1 490
Balance at 31.12.2014	-	-	-18 929	-	-3 875	-22 804
Net book value 1.1.2014	-	-	8 750	-	17 384	26 134
Net book value 31.12.2014	-	-	9 956	-	16 056	26 012

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

4.	Leased assets

Company does not enter into any financial or operative lease relationship.

5.	Off balance sheet tangible and intangible fixed assets

In accordance with the accounting policy described in note 2(a) above, the Company has treated any tangible and intangible fixed assets directly into expenses in the year that they were acquired. The cumulative acquisition cost of those assets which were still in use was as follows:

	2014	2013
Tangible and intangible fixed assets	413	329
Total	413	329

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

6.	Investments

2014 Shares in subsidiaries
	% of ownership	Acquisition cost	Adjustment	Book value as of 31.12.2014
MICONEX real estate s.r.o.	100%	21 225	-	21 225
		21 225	-	21 225

MICONEX real estate s.r.o.

V Horkách 76

460 07 Liberec 9

Česká republika

The total amount of shareholder’s equity of company MICONEX real estate s.r.o. as of 31.12.2013 (the last period for which the financial statements have been already approved) is 425 TCZK. Profit of MICONEX real estate s.r.o. for 2013 was disclosed in total amount of 225 TCZK.

Statutory representatives of company MICONEX real estate s.r.o. approved additional monetary contribution into equity in total amount 21 million Czech crowns. Additional contribution was given by settlement of mutual receivables and liabilities between company and its shareholder.

7.	Trade receivables and payables

a) The total amount of short-term trade receivables is 80 620 TCZK (2013 – 68 603 TCZK), of which 44 037 TCZK (2013 – 38 296 TCZK) is overdue. An adjustment for bad debts of 1 901 TCZK (2013 – 1 703 TCZK) has been made to decrease the value of receivables which may be uncollectible.

b) The total amount of short-term trade accounts payable is 62 562 TCZK (2013 – 52 925 TCZK), of which 515 TCZK (2013 – 10 715 TCZK) is overdue.

8.	Derivatives

At the balance sheet date the Company held the following financial derivatives for trading:

Forward exchange contracts	Due date (expiry)	2014 Fair value
Forward 317 500 thousand JPY	16.6.2014 – 30.1.2015	-8 697
Forward 3 370 thousand USD	6.6.2014 – 30.1.2015	6 172
Interest swap 504 thousand EUR	30.6.2014 – 30.6.2019	-299
Total		-2 824

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

As at 31 December 2014, the Company held trading derivatives whose nominal value was 5 557 thousand EUR.

9.	Adjustments

	Intangible assets	Financial assets	Inventory	Receivables	Total
Balance at 1.1.2014	-	-	1 154	1 703	2 857
Additions	-	-	376	198	574
Release/Consumption	-	-	-	-	-
Balance at 31.12.2014	-	-	1 530	1 901	3 431

10.	Registered capital

	Registered capital	Total
Balance at 1.1.2014	200	200
Changes in 2014	-	-
Balance 31.12.2014	200	200

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

11.	Changes in equity

(a) Changes in the individual components of equity:

	Registered capital	Statutory reserve fund	Other capital funds	Revaluation of assets and liabilities	Profit (loss) for the current period	Retained earnings	Retained losses	Total
Balance 1.1.2014	200	10	-	-	-21 273	16 156	-	-4 907
Increase of registered capital	-	-	-	-	-	-	-	-
Deferred tax of previous years	-	-	-	-	-	-	-	-
Additions to funds	-	-	-	-	-	-	-	-
Reductions of funds	-	-	-	-	-	-	-	-
Transfer of retained losses	-	-	-	-	21 273	-	-21 273	-
Changes in valuation differences from revaluation	-	-	-	-	-	-	-	-
Profit for 2014	-	-	-	-	63 080	-	-	63 080
Balance 31.12.2014	200	10	-	-	63 080	16 156	-21 273	58 173

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

(b) Suggested profit distribution and transfers to funds:

Current year profit	63 080
Transfer to statutory reserve fund	-
Settlement of 2013 loss	21 273
Retained earnings	41 807

12.	Provisions

	Provision for unpaid holiday	Provision for bonuses	Provision for risks and guarantees	Other provisions	Total
Balance 1.1.2014	925	-	462	220	1 607
Consumption	925	-	462	220	1 607
Additions	768	536	737	220	1 945
Balance 31.12.2014	768	536	737	220	2 261

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

13.	Bank loans

	Due date	Instalments	Interest rate	Balance at 31.12.2014	Due within 1 year	Due within 1-5 years	Due in period more than 5 years
Loan A in CZK	31.05.2015	-	EURIBOR+ 1,3% p.a.	102 605	102 605	-	-
Loan B in CZK	31.03.2020	317 TCZK monthly	EURIBOR +2,3% p.a.	19 962	3 804	15 216	942
Loan C in CZK	31.05.2017	8 TCZK monthly	+ 4,7 % p.a.	215	115	100	-
Loan D in CZK	31.01.2016	19 TCZK monthly	+ 4,7 % p.a	380	186	194	-
Loan E in CZK	30.11.2015	7 TCZK monthly	6,5% p.a.	93	93	-	-
Loan F in CZK	30.11.2016	14 TCZK monthly	4,55% p.a.	250	147	103	-
Loan G in CZK	31.08.2015	10 TCZK monthly	2,4% p.a.	85	85	-	-
Loan H in CZK	14.11.2016	28 TCZK monthly	6,5% p.a.	400	220	180	-
Loan I in CZK	31.03.2015	5 TCZK monthly	6,2% p.a.	18	18	-	-
Loan J in CZK	31.03.2015	5 TCZK monthly	6,2% p.a.	18	18	-	-
Loan K in CZK	31.03.2018	45 TCZK monthly	4,5 % p.a.	1 061	458	603	-
Loan L in CZK	31.03.2018	45 TCZK monthly	4,5 % p.a.	1 100	457	643	-
Loan M in CZK	31.03.2015	7 TCZK monthly	6,2% p.a	22	22	-	-
Loan N v CZK	31.03.2015	7 TCZK monthly	6,2% p.a.	22	22	-	-
Loan O in CZK	31.05.2015	8 TCZK monthly	10,5% p.a.	48	48	-	-

14.	Pledges and guarantees

	Due date		Interest rate	Balance 31.12.2014
Loan A in CZK	31.05.2015	Real-estate, receivables, inventories, bill of exchange	EURIBOR+ 1,3 % p.a.	102 605
Loan B in CZK	31.03.2020	Real-estate, receivables, inventories, bill of exchange	EURIBOR +2,30% p.a.	19 962
Loan C in CZK	31.05.2017	Asset ownership transfer	+ 4,7 % p.a.	215
Loan D in CZK	31.01.2016	Asset ownership transfer	+ 4,7 % p.a	380
Loan E in CZK	30.11.2015	Asset ownership transfer	6,5% p.a.	93
Loan F in CZK	30.11.2016	Asset ownership transfer	4,55% p.a.	250
Loan G in CZK	31.08.2015	Asset ownership transfer	2,4% p.a.	85

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

Loan H in CZK	14.11.2016	Asset ownership transfer	6,5% p.a.	400
Loan I in CZK	31.03.2015	Asset ownership transfer	6,2% p.a.	18
Loan J in CZK	31.03.2015	Asset ownership transfer	6,2% p.a.	18
Loan K in CZK	31.03.2018	Asset ownership transfer	4,5 % p.a.	1 061
Loan L in CZK	31.03.2018	Asset ownership transfer	4,5 % p.a.	1 100
Loan M in CZK	31.03.2015	Asset ownership transfer	6,2% p.a	22
Loan N in CZK	31.03.2015	Asset ownership transfer	6,2% p.a.	22
Loan O in CZK	31.05.2015	Asset ownership transfer	10,5% p.a.	48

15.	Segment information - revenue

		Sales
		domestic	Europe	America	Total
Products and services	2014	2 197	720 965	-	723 162
	2013	4 445	792 530	-	796 975
Total	2014	2 197	720 965	-	723 162
	2013	4 445	792 530	-	796 975

16.	Related parties

a.	Trade receivables and payables – Payables 9 948 TCZK

b.	Sales and purchases – Purchases 29 279 TCZK.

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

17.	Employees and executives

The average number of employees and executives and remuneration paid for the years 2013 and 2014

2014	Number of employees	Wages and salaries	Social security and health insurance expenses	Social expenses
Employees	215	62 707	21 131	2 115
Managers	11	6 812	2 296	132
Total	226	69 519	23 427	2 247

2013	Number of employees	Wages and salaries	Social security and health insurance expenses	Social expenses
Employees	172	78 087	19 630	1 527
Managers	13	9 651	2 426	148
Total	185	87 738	22 056	1 675

Company paid 1.281 TCZK as the costs charged by employing agency in 2014 (2013 - 12.312 TCZK). Company paid remuneration to its statutory representatives of 26.440 TCZK in 2014.

18.	Tax liabilities and subsidies

Liability to government is 667 TCZK (2013 – 1 542 TCZK) and represents payable for income tax on employee salaries.

Social security and health insurance payable is in total amount of 2 774 TCZK (2013 – 2 796 TCZK).

Tax payables 0 TCZK (2013 – 0 TCZK).

Company received government grants in total amount of 715 TCZK in 2014 (2013 – 834 TCZK).

a.	Provision for corporate income tax comprises of 13 587 TCZK (2013 – 0 TCZK) is recognized under the item B.I.3 within Liabilities in Balance Sheet. This amount is decreased by the amount of advances paid for this corporate income tax in 2014.

b.	Company recognized deferred tax expense in 2014 in total amount 3 087 TCZK (2013 – income 3 507 TCZK).

MICONEX s.r.o.

Notes to the Czech statutory financial statements (non-consolidated)

Year ended 31 December 2014

(in thousands of Czech crowns “TCZK“)

Deferred tax assets and liabilities:

	Receivables		Liabilities		Net
	2013	2014	2013	2014	2013	2014
Fixed assets	84	34	-	-	-50	-
Inventories	219	291	-	-	72	-
Receivables	324	361	-	-	37	-
Provisions	305	430	-	-	125	-
Tax losses carried forward	3 234	-	-	-	-3 234	-
Net tax asset/(liability)	4 166	1 116	-	-	-3 050	-

Items of deferred tax as listed above were adjusted for tax non-deductible provision for receivables of 361 TCZK. Final value of deferred tax receivable is therefore recognized in total amount of 755 TCZK.

19.	Research and development

Development expenses are recognized in total amount of 4 441 TCZK in 2014 (2013 – 3 209 TCZK).

20.	Auditing services fees

Company paid for audit service 220 TCZK in 2014 (2013 – 220 TCZK)

21.	Material subsequent event

The Company’s management is not aware of any events that have occurred since the balance sheet date that would have any material impact on the financial statements as at 31 December 2014.

Date:	Signature of the authorised representative:
12 March 2015	Stenen one a.s., executive represented by Ondrej Veselovský Juves one a.s., executive represented by Michal Mareš

Unaudited financial statements

June 30, 2015 and 2014

MICONEX s.r.o.

Balance Sheets as of 30.06.2015 and 30.06.2014 (unaudited)

In thousands of CZK

		Current period (balances as of 30.06.2015)
		Gross	Adjustments	Net	Previous period as of 30.6.2014
	TOTAL ASSETS (L.02+03+31+63)	344 053	-32 244	311 809	283 594
B.	Fixed assets (L.04+13+23)	58 309	-30 104	28 205	49 173
B. I.	Intangible fixed assets (L.05 to 12)	5 788	-4 197	1 591	1 935
3.	Software	5 777	-4 197	1 580	1 935
7.	Intangible fixed assets under construction	11	-	11	-
B. II.	Tangible fixed assets (L.14 to 22)	52 521	-25 908	26 614	26 013
3.	Property, plant and equipment	32 335	-21 369	10 966	9 956
7.	Tangible fixed assets under construction	255	-	255	-
9.	Adjustments to acquired fixed assets	19 931	-4 538	15 393	16 057
B. III.	Long-term investments (L.24 to 30)	-	-	-	21 225
B. III. 1.	Investments in group undertakings	-	-	-	21 225
C.	Current assets (L.32+39+48+58)	285 439	-2 139	283 299	218 421
C. I.	Inventories (L.33 to 38)	177 609	-1 530	176 080	126 357
C. I. 1.	Raw materials	110 785	-1 530	109 255	86 048
2.	Work-in-progress and semi-finished products	66 825	-	66 825	40 308
C. II.	Long-term receivables (L.40 to 47)	1 646	-	1 646	1 859
7.	Other receivables	891	-	891	1 104
8.	Deferred tax asset	755	-	755	755
C. III.	Short-term receivables (L.49 to 57)	98 891	-610	98 281	88 092
C. III. 1.	Trade receivables	87 502	-610	86 892	78 719
6.	Tax receivables	5 878	-	5 878	4 424
7.	Short-term advances paid	5 164	-	5 164	2 086
8.	Estimated receivables	303	-	303	-
9.	Other receivables	44	-	44	2 863
C. IV.	Short-term financial assets (L.59 to 62)	7 292	-	7 292	2 114
C. IV. 1.	Cash	235	-	235	145
2.	Bank accounts	7 057	-	7 057	1 969
D. I.	Deferrals (L. 64+65+66)	305	-	305	16 000
D. I. 1.	Prepaid expenses	198	-	198	590
3.	Accrued revenues	107	-	107	15 410
	TOTAL LIABILITIES AND EQUITY (L.68+85+118)	344 053	-32 244	311 809	283 594
A.	Equity (L.69+73+78+81+84)	101 603	-32 244	69 359	58 173
A. I.	Registered capital (L.70+71+72)	200	-	200	200
A. I. 1.	Registered capital	200	-	200	200
A. III.	Reserve funds, undistributable fund and other funds from profit (L.79+80)	10	-	10	10
A. III. 1.	Statutory reserve fund / Undistributable fund	10	-	10	10
A. IV.	Retained earnings (L.82+83)	36 355	-	36 355	-5 117
A. IV. 1.	Retained profits	36 355	-	36 355	16 156
2.	Accumulated losses	-	-	-	-21 273
A. V.	Profit (loss) for the current period (+/-)	65 037	-32 244	32 794	63 080
B.	Liabilities (L.86+91+102+114)	242 148	-	242 148	225 190
B. I.	Provisions (L.87 to 90)	12 795	-	12 795	13 566
3.	Income tax provision	8 041	-	8 041	11 305
4.	Other provisions	4 754	-	4 754	2 261
B. II.	Long-term liabilities (L.92 to 101)	32	-	32	80
9.	Other long-term payables	32	-	32	80
B. III.	Short-term liabilities (L.103 to 113)	109 310	-	109 310	85 265
B. III. 1.	Trade payables	96 780	-	96 780	62 562
2.	Liabilities - group undertakings	-	-	-	268
4.	Liabilities to shareholders/owners and alliance partners	-	-	-	9 680
5.	Payables to employees	5 269	-	5 269	4 806
6.	Payables to social security and health insurance	3 288	-	3 288	2 774
7.	Tax liabilities and subsidies	859	-	859	667
10.	Estimated payables	245	-	245	1 405
11.	Other payables	2 868	-	2 868	3 102
B. IV.	Bank loans and overdrafts (L.115+116+117)	120 011	-	120 011	126 280
B. IV. 1.	Long-term bank loans	20 445	-	20 445	17 981
2.	Short-term bank loans	99 567	-	99 567	108 298
C. I.	Accruals (L.119+120)	302	-	302	231
C. I. 1.	Accrued expenses	302	-	302	231

MICONEX s.r.o.

Profit and Loss Statements for the periods from 01.01.2015 to 30.06.2015 and from 01.01.2014 to 30.06.2014 (unaudited)

In thousands of CZK

		Period 01.01.2015 - 30.6.2015	Period 01.01.2014 - 30.6.2014
II.	Revenue from production (L.05+06+07)	398 686	352 572
II. 1.	Revenue from own products and services	372 167	374 703
2.	Change in inventory of own production	26 519	-22 131
B.	Cost of sales (L.09+10)	293 863	254 409
B. 1.	Materials and consumables	264 541	230 137
B. 2.	Services	29 322	24 271
+	Added value (L.03+04-08)	104 822	98 164
C.	Personnel expenses (L.13 to 16)	67 839	48 483
C. 1.	Wages and salaries	38 622	34 750
C. 2.	Remuneration of board members	15 240	1 060
C. 3.	Social security and health insurance expenses	13 040	11 693
C. 4.	Social expenses	937	979
D.	Taxes and charges	18	860
E.	Depreciation of intangible and tangible fixed assets	4 309	2 890
III.	Proceeds from disposals of fixed assets and raw material (L.20+21)	14 618	14 124
III. 1.	Proceeds from disposals of fixed assets	264	851
III. 2.	Proceeds from disposals of raw material	14 354	13 272
F.	Net book value of fixed assets and raw material sold (L.23+24)	14 165	12 912
F. 1.	Net book value of fixed assets sold	282	729
2.	Raw materials sold	13 883	12 183
G.	Change in provisions and adjustments relating to operating activity and change in complex prepaid expenses	1 202	-
IV.	Other operating revenues	206	1 013
H.	Other operating expenses	839	869
*	Operating profit (loss)	31 274	47 286
VI.	Proceeds from sale of securities and ownership interests	21 608	-
J.	Securities and ownership interests sold	21 225	-
IX.	Revenue from revaluation of securities and derivatives	130	20 451
X.	Interest revenue	-	3
N.	Interest expense	810	1 291
XI.	Other financial revenues	17 594	16 653
O.	Other financial expenses	7 772	32 252
*	Profit (loss) from financial operations	9 526	3 564
Q.	Income tax on ordinary profit (loss) (L.50+51)	8 006	-
Q. 1.	- current	8 006	-
**	Profit (loss) on ordinary activities after tax	32 794	50 850
***	Profit (loss) for the accounting period	32 794	50 850
****	Profit (loss) before tax	40 800	50 850

MICONEX s.r.o.
Statements of Cash Flows for the periods from 01.01.2015 to 30.06.2015 and from 01.01.2014 to 30.06.2014
In thousands of CZK

	Period 01.01.2015 - 30.06.2015	Period 01.01.2014 - 30.06.2014
Cash flows from operating activities:
Net income	32 794	50 850
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4 309	2 890
Change in adjustments for bad debts	-1 291	-
Change in adjustments inventory and others	2 493	-
Income tax payments (provisions)	-14 533	-
Change in fair value of derivatives and effect of FX rates on cash	-130	-

Changes in assets and liabilities:
Accounts trade receivable	-6 882	2 958
Inventory	-49 723	19 898
Prepaids and other	12 725	-452
Accounts payable	34 218	-27 962
Accrued compensation and related benefits	977	-3 381
Other liabilities	-11 078	-22 684
Net cash provided by operating activities	3 878	22 118
Cash flows from investing activities:
Gain on sale of fixed assets	21 225	728
Purchases of equipment and leasehold improvements	-4 849	-4 895
Disposal of equipment and leasehold improvements	264	-
Net cash used in investing activities	16 640	-4 167
Cash flows from financing activities:
Proceeds from term debt and revolving credit facility	9 153	-
Principal payments on term debt and revolving credit facility	-2 885	-17 460
Dividends distribution	-21 608	-
Net cash provided in financing activities	-15 340	-17 460
Net increase (decrease) in cash	5 178	491
Cash and cash equivalents at beginning of period	2 114	3 731
Cash and cash equivalents at end of period	7 292	4 222

Supplemental items:
Cash paid during the period:
Income taxes paid	11 269	-
Income tax refunds	-	-
Interest	810	-

Statement of changes in equity for the period from 31.12.2014 to 30.6.2015

MICONEX s. r. o.
Liberec, V Horkách 76, PSC 46007

ID 241 40 503
registered with the Commercial Register maintained by the Regional Court in Ûstí nad Labem, Section C, file 30864

	Share	Statutory	Retained	Total
	capital	reserve	earnings	equity
Opening balance as of 31st of December 2014	200	10	57 963	58 173
Distribution dividends	-	-	-21 608	-21 608
Profit for the period	-	-	32 794	32 794
Balance as of 30th June 2015	200	10	69 149	69 359

Notes to the unaudited financial statements

June 30, 2015

1.	Significant accounting policies applied by the Company

The accompanying consolidated balance sheets as of June 30, 2015 and the consolidated statements of income and cash flows for the six months ended June 30, 2015 and 2014 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual consolidated financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position as of June 30, 2015 and results of operations and cash flows for the six months ended June 30, 2015 and 2014. The financial data and the other information disclosed in these notes to the financial statements related to these six month periods are unaudited. The results of the six months ended June 30, 2015 are not necessarily indicative of the results to be expected for the fiscal year ending December 31, 2015 or for any other interim period or other future year.

2.	Fixed assets

a.	Intangible fixed assets

Unaudited	Software	Assets under construction	Total
Acquisition cost
Balance at 31.12.2014	5 514	-	5 514
Additions	274	-	274
Balance at 30.06.2014	5 788	-	5 788
Accumulated depreciation
Balance at 31.12.2014	-3 578	-	-3 578
Depreciation expense	-619	-	-619
Balance at 30.06.2014	-4 197	-	-4 197
Net book value 30.06.2014	1 591	-	1 591

b.	Tangible fixed assets

Unaudited	Lands	Buildings	Machines and equipment	Assets under constr.	Goodwill	Total
Acquisition cost
Balance at 31.12.2014	-	-	28 885	-	19 931	48 816
Additions	-	-	8 894	-	-	8 894
Disposals	-	-	-5 189	-	-	-5 189
Balance at 30.06.2015	-	-	32 590	-	19 931	52 521
Accumulated depreciation
Balance at 31.12.2014	-	-	-18 929	-	-3 875	-22 804
Depreciation expense	-		-3 310	-	-663	-3 973
Accumulated depreciation of disposed assets	-	-	870	-	-	870
Balance at 30.06.2014	-	-	-21 369	-	-4 538	-25 907
Net book value 30.06.2014	-	-	11 221	-	15 393	26 614

3.	Non-capitalized tangible and intangible fixed assets

In accordance with the accounting policy, the Company has charged to the profit and loss account tangible and intangible fixed assets in the year that they were acquired. The cumulative acquisition cost of assets which were still in use was as follows:

30.05.2015 (unaudited)
Tangible and intangible fixed assets	210
Total	210

4.	Derivatives

At the balance sheet date the Company held the following financial derivatives for trading:

Forward exchange contracts	Due date (expiry)	30.06.2015 Fair value (unaudited)
Forward 317 500 thousand JPY	16.6.2014 – 30.1.2015	-2 596
Forward 3 370 thousand USD	6.6.2014 – 30.1.2015	135
Interest swap 504 thousand EUR	30.6.2014 – 30.6.2019	-233

As at 30 June 2015, the Company held trading derivatives whose fair value totaled – 4 036 thousand EUR (unaudited).

5.	Adjustments

	Intangible assets	Financial assets	Inventory	Receivables	Total
Balance at 31.12.2014	-	-	1 530	1 901	3 431
Release/utilization	-	-	-	1 291	1 291
Balance at 30.06.2015	-	-	1 530	610	2 140

6.	Registered capital

Unaudited	Registered capital	Total
Balance at 31.12.2014	200	200
Changes in 2015	-	-
Balance 30.06.2015	200	200

7.	Changes in equity

Unaudited	Registered capital	Statutory reserve fund	Other capital funds	Dividends	Profit (loss) for the current period	Retained earnings	Retained losses	Total
Balance 31.12.2014	200	10	-	-	63 080	16 156	-21 273	58173
Distributtion of profit	-	-	-	21 608	-63 080	20 199	21 273	-
Payment dividends	-	-	-	-21 608	-	-	-	-21 608
Profit for 2015	-	-	-	-	32 794	-	-	32 794
Balance 30.06.2015	200	10	-	-	32 794	36 355	-	69 359

8.	Provisions

Unaudited	Provision for unpaid holiday	Provision for bonuses	Provision for risks and guarantees	others	Total
Balance 31.12.2014	768	536	737	220	2 261
Additions	1 267	1 016	1 559	912	4 754
Releases	-768	-536	-737	-220	-2 261
Balance 30.06.2015	1 267	1 016	1 559	912	4 754